Exhibit 24.1

DIRECTOR’S POWER OF ATTORNEY
(2004 Form 10-K)

     The undersigned director of Renaissance Learning, Inc. designates each of John R. Hickey and Mary T. Minch, with the power of substitution, as her true and lawful attorney-in-fact for the purpose of: (i) executing in her name and on her behalf Renaissance Learning, Inc.’s Form 10-K for the fiscal year ended December 31, 2004 and any related amendments and/or supplements; (ii) generally doing all things in her name and on her behalf in her capacity as a director to enable Renaissance Learning, Inc. to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming her signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 21st day of January, 2005.

/s/ Judith A. Paul
Judith A. Paul

DIRECTOR’S POWER OF ATTORNEY
(2004 Form 10-K)

     The undersigned director of Renaissance Learning, Inc. designates each of John R. Hickey and Mary T. Minch, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Renaissance Learning, Inc.’s Form 10-K for the fiscal year ended December 31, 2004 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Renaissance Learning, Inc. to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 21st day of January, 2005.

/s/ Terrance D. Paul
Terrance D. Paul

DIRECTOR’S POWER OF ATTORNEY
(2004 Form 10-K)

     The undersigned director of Renaissance Learning, Inc. designates each of John R. Hickey and Mary T. Minch, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Renaissance Learning, Inc.’s Form 10-K for the fiscal year ended December 31, 2004 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Renaissance Learning, Inc. to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 29th day of January, 2005.

/s/ John H. Grunewald
John H. Grunewald

DIRECTOR’S POWER OF ATTORNEY
(2004 Form 10-K)

     The undersigned director of Renaissance Learning, Inc. designates each of John R. Hickey and Mary T. Minch, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Renaissance Learning, Inc.’s Form 10-K for the fiscal year ended December 31, 2004 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Renaissance Learning, Inc. to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 18th day of January, 2005.

/s/ Gordon H. Gunnlaugsson
Gordon H. Gunnlaugsson

DIRECTOR’S POWER OF ATTORNEY
(2004 Form 10-K)

     The undersigned director of Renaissance Learning, Inc. designates each of John R. Hickey and Mary T. Minch, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Renaissance Learning, Inc.’s Form 10-K for the fiscal year ended December 31, 2004 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Renaissance Learning, Inc. to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 20th day of January, 2005.

/s/ Harold E. Jordan
Harold E. Jordan

DIRECTOR’S POWER OF ATTORNEY
(2004 Form 10-K)

     The undersigned director of Renaissance Learning, Inc. designates each of John R. Hickey and Mary T. Minch, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Renaissance Learning, Inc.’s Form 10-K for the fiscal year ended December 31, 2004 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Renaissance Learning, Inc. to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 25th day of January, 2005.

/s/ Addison L. Piper
Addison L. (Tad) Piper

DIRECTOR’S POWER OF ATTORNEY
(2004 Form 10-K)

     The undersigned director of Renaissance Learning, Inc. designates each of John R. Hickey and Mary T. Minch, with the power of substitution, as her true and lawful attorney-in-fact for the purpose of: (i) executing in her name and on her behalf Renaissance Learning, Inc.’s Form 10-K for the fiscal year ended December 31, 2004 and any related amendments and/or supplements; (ii) generally doing all things in her name and on her behalf in her capacity as a director to enable Renaissance Learning, Inc. to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming her signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 25th day of January, 2005.

/s/ Judith A. Ryan
Judith A. Ryan

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